Cascade Corporation Leading the world in quality attachments for industrial vehicles Exhibit 99.1

Products:  Lift truck attachments for lift trucks and
construction vehicles
Headquarters: Fairview, Oregon
Employees: 1,800
Revenue (TTM): $410 million
Gross Profit (TTM): $123 million (30%)
Operating Income (TTM): $42 million (10%)
Net Income: $21 million
Debt to Equity (as of 01/31/11): 0.17
Cascade Corporation (NYSE:  CASC)
Headquarters in Fairview, Oregon
Note:  Financial data is for trailing twelve months ended January 31, 2011.

Global Locations
North America
– Fairview, Oregon
– Springfield, Ohio
– Findlay, Ohio
– Warner Robins, Georgia
– Woodinville, Washington
– San Juan Capistrano, California
– Guelph, Canada
– Mississauga, Canada
Europe
– Epignay, France
– Almere, The Netherlands
– Vaggeryd, Sweden
– Vantaa, Finland
– Hagen, Germany
– Barcelona, Spain
– Verona, Italy
– Brescia, Italy
– Manchester, England
Asia Pacific
– Inchon, Korea
– Osaka, Japan
– Brisbane, Australia
– Auckland, New Zealand
– Johannesburg, South Africa
– Mumbai, India
China
– Hebei, China
– Xiamen, China
Manufacturing locations in bold.

Products – Specialized Material Handling Attachments Paper Roll Clamps Sliding Arm Clamps Multiple Load Handlers 4

Primary Channel of Distribution: Original Equipment Dealers
(OED)
Average Price Point: $8,000 - $12,000
Customer Concentration: Low – thousands with dealers and
customers purchasing low numbers of units each
End Markets: Paper, Grocery, Consumer Dry Goods, Appliances,
Consumer Electronics, General Distribution and Warehousing
Degree of Customer Modification: High – Ranges from 40 to 60%
General Financial Characteristics: Higher Gross Margin; Higher
SG&A to Support
Products –
Specialized Material Handling Attachments

6 Products – OEM (Original Equipment Manufacturer) Forks Sideshifters

Primary Channel of Distribution: 75% to OEM’s for “first fit” application and ‘after market’ sales; 25% sold through OED’s for dealer installation
Average Price Point: $200 - $600
Customer Concentration: High – High percentage of sales go to a few dozen OEM’s
End Markets: Lift truck and light duty construction vehicle manufacturers
Degree of Customer Modification: Low - Large number of product variations offered as standard, but low degree of specific modification
General Financial Characteristics: Lower Gross Margin. Lower SG & A
support required
Products –
Original Equipment

World Lift Truck Shipments & Cascade Revenue
533,000
391,000
602,000
675,000
673,000
487,000
535,000
395,000
420,000
$314,353
$409,858
$478,850
$558,073
$534,172
$385,719
$258,329
$297,756
$450,503
2003 2004 2005 2006 2007 2008 2009 2010 2011
World Lift Truck Shipments (units) Revenue ($thousands)

9 Lift Truck Products Market Share - World Cascade 50% Other 18% Vetter (Germany) 4% MSI (UK) 4% Bolzoni / Auramo / Meyer (Italy) 16% Kaup (Germany) 8%

10 Lift Truck Market China - 37% Asia Pacific - 25% North America - 15% Europe - 23%

11 Attachment/Fork Market China - 12% Asia Pacific - 15% North America - 34% Europe - 39%

12 Revenue and Operating Income 50% 21% 14% 15% 52% 3% (17%) 62% -25% 0% 25% 50% 75% 100% Revenue Operating Income North America Europe Asia Pacific China

13 Cascade Operating Income (Loss) 2003 2004 2005 2006 2007 2008 2009 2011 $42.3 $11.5 $95.6 $68.4 $63.9 $47.8 $32.0 $32.8 $(31.5) $(40.0) $(20.0) $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2010

Quarterly Results*
Q1             Q2            Q3            Q4    Q1            Q2            Q3             Q4          Q1            Q2             Q3            Q4
2009                    2010                   2011
$150.0 $150.0
$139.0
$95.0
$76.0
$77.0
$81.0
$81.0
$94.0
$98.0
$107.0
$110.0
$17.7
$18.5
$17.8
$6.3
($4.2)
$1.0
$0.6 $0.6
$9.5
$10.4
$15.4
$8.1
-$20.0
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
Net sales Operating income (loss)
*Excluding impairment charge and restructuring costs.

Cascade Net Income (Loss) & Free Cash Flow
(Free Cash Flow = Cash from Operations – Maintenance CAPEX)
2009 net income excludes asset impairment charge ($31,576)
2010 net income excludes European restructuring charge ($29,519)
$32,843
$39,031
$18,506
$17,707
$28,490
$42,051
$45,481
$60,147
($9,130)
$21,406
$39,845
$14,838
$13,276
$24,227
$30,518
$24,377
$39,479
$21,731
2003 2004 2005 2006 2007 2008 2009 2010 2011
Net Income (Loss) ($000) Free Cash Flow ($000)

Europe Revenue and Operating Income (Loss) by Quarter*
29,538
17,218
17,013
15,726
-5,611
-174
-2,017
-5,611
-3,051
-4,684 -4,590
-1,826
-1,015
-586
-910
16,477
14,434
12,810
14,907
16,060
21,488
30,985
32,115
1,212
-10,000
-5,000
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
Revenue Operating income (loss), net
Q1           Q2           Q3           Q4           Q1           Q2             Q3           Q4         Q1          Q2           Q3           Q4
2009                           2010                              2011
*Net of restructuring costs.

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17 Global Lift Truck Order Trends North America Europe Asia China